                                                                   EXHIBIT 10.11

            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

       THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter referred to as the "First Amendment") executed as of the 17th of December, 2002, by and among ATWOOD OCEANICS PACIFIC LIMITED, a Cayman Islands company ("Borrower"), ATWOOD OCEANICS, INC., a Texas corporation ("Atwood"), ATWOOD DEEP SEAS, LTD., a Texas limited partnership ("Deep Seas"), ATWOOD OCEANICS AUSTRALIA PTY LIMITED, an Australian corporation ("Australia") and ATWOOD OCEANICS (M) SDN. BHD, a Malaysian corporation ("Malaysia") (Atwood, Deep Seas, Australia and Malaysia shall hereinafter be collectively referred to as "Guarantors" and, individually, as a "Guarantor"), and BANK ONE, NA, a national banking association ("Bank One"), and each of the financial institutions which is a party hereto (as evidenced by the signature pages to this Agreement) or which may from time to time become a party hereto pursuant to the provisions of
Section 27 of the Credit Agreement or any successor or assignee thereof (hereinafter collectively referred to as "Banks", and individually, "Bank") and Bank One, as Administrative and Documentation Agent (the "Agent") and NORDEA, as Documentation Agent and Credit Lyonnais, New York Branch, and Fortis Capital Corp., as Syndication Agents.

                                   WITNESSETH:

       WHEREAS, as of February 20, 2002, Borrower, Atwood, Deep Seas, Australia, the Banks and the Agent entered into an Amended and Restated Credit Agreement pursuant to which the Banks made available to the Borrower a revolving credit facility of up to $100,000,000 (the "Credit Agreement"); and

       WHEREAS, the Borrower has requested that the Banks agree to make certain amendments to the Credit Agreement and the Banks have agreed to do so on the terms and conditions hereinafter set forth.

       NOW, THEREFORE, the parties agree to amend the Credit Agreement as follows:

       1. Unless otherwise defined herein all defined terms used herein shall have the same meaning as ascribed to such terms in the Credit Agreement.

       2. Section 1 of the Credit Agreement is hereby amended in the following respects:

              (a) By deleting the definition of "Base Rate Margin" and substituting the following in lieu thereof:

                     "Base Rate Margin shall mean:

                            (i) two percent (2%) per annum whenever Atwood's
                     ratio of Consolidated Funded Debt to Consolidated EBITDA is equal to or greater than 4.0 to 1.0; or

                            (ii) one and one-half percent (1.50%) per annum
                     whenever Atwood's ratio of Consolidated Funded Debt to Consolidated EBITDA is less than 4.0 to 1.0 but equal to or greater than 3.25 to 1.0; or

                            (iii) one percent (1%) per annum whenever Atwood's
                     ratio of Consolidated Funded Debt to Consolidated EBITDA is less than 3.25 to 1.0 but equal to or greater than 2.75 to 1.0; or

                            (iv) three-fourths of one percent (.75%) per annum
                     whenever Atwood's ratio of Consolidated Funded Debt to Consolidated EBITDA is less than 2.75 to 1.0 but equal to or greater than 2.25 to 1.0; or

                            (v) one-half of one percent (.50%) per annum
                     whenever Atwood's ratio of Consolidated Funded Debt to Consolidated EBITDA is less than 2.25 to 1.0 but equal to or greater than 1.75 to 1.0; or

                            (vi) one-quarter of one percent (.25%) per annum
                     whenever Atwood's ratio of Consolidated Funded Debt to Consolidated EBITDA is less than 1.75 to 1.0.

              The Base Rate Margin shall be calculated by Agent quarterly upon the earlier of (i) receipt by Agent of Borrower's Certificate of Compliance required pursuant to Section 11(b) hereof or (ii) the occurrence of any Event of Default. The Base Rate Margin shall be two percent (2%) per annum as of the First Amendment Effective Date and shall remain at such rate until receipt by the Agent of the next quarterly Certificate of Compliance.

              (b) By deletion of the definition of "First Naval Mortgage" and substitution of the following in lieu thereof:

                     "First Naval Mortgage shall mean (A) that certain First
              Naval Mortgage recorded at the Office of the Public Registry of the Republic of Panama, Micro jacket 18403, Document 166156, as of October 27, 2000, as the same may be amended from time to time, on the vessel ATWOOD FALCON executed by Borrower to Agent on behalf of the Banks pursuant to which Borrower mortgaged the ATWOOD FALCON to the Banks to secure its obligations under this Agreement and under any Rate Management Transaction, and (B) that certain First Naval Mortgage dated effective as of even date herewith on the vessel SEAHAWK executed by Malaysia to Agent on behalf of the Banks pursuant to which Malaysia mortgages the SEAHAWK to the Banks to secure its obligations under this Agreement and its Guaranty."

              (c) By deletion of the definition of "First Ship Mortgage" and substituting the following in lieu thereof:

                     "First Ship Mortgage shall mean (A) that certain Ship
              Mortgage dated February 22, 2002 on the vessel VICKSBURG executed by Australia to Agent on behalf of the Banks pursuant to which Australia mortgaged the VICKSBURG to the Banks to secure its obligations under this Agreement and under the Guaranty, and (B) that certain Ship Mortgage dated of even date herewith on the vessel ATWOOD SOUTHERN CROSS executed by Australia to Agent on behalf of the Banks pursuant to which Australia mortgages the ATWOOD SOUTHERN CROSS to the Banks to secure its obligations under this Agreement and its Guaranty."

              (d) By deleting the definition of "LIBOR Margin" and substituting the following in lieu thereof:

                     "LIBOR Margin" shall be:

                            (i) three and one-half percent (3.50%) per annum
                     whenever Atwood's ratio of Consolidated Funded Debt to Consolidated EBITDA is equal to or greater than 4.0 to 1.0; or

                            (ii) three percent (3%) per annum whenever Atwood's
                     ratio of Consolidated Funded Debt to Consolidated EBITDA is less than 4.0 to 1.0 but equal to or greater than 3.25 to 1.0; or

                            (iii) two and one-half percent (2.5%) per annum
                     whenever Atwood's ratio of Consolidated Funded Debt to Consolidated EBITDA is less than 3.25 to 1.0 but equal to or greater than 2.75 to 1.0; or

                            (iv) two and one-quarter percent (2.25%) per annum
                     whenever Atwood's ratio of Consolidated Funded Debt to Consolidated EBITDA is less than 2.75 to 1.0 but equal to or greater than 2.25 to 1.0; or

                            (v) two percent (2%) per annum whenever Atwood's
                     ratio of Consolidated Funded Debt to Consolidated EBITDA is less than 2.25 to 1.0 but equal to or greater than 1.75 to 1.0; or

                            (vi) one and three-quarters percent (1.75%) per
                     annum whenever Atwood's ratio of Consolidated Funded Debt to Consolidated EBITDA is less than 1.75 to 1.0.

              The LIBOR Margin shall be calculated by Agent quarterly upon the earlier of (i) receipt by Agent of Borrower's Certificate of Compliance required pursuant to Section 11(b) hereof or (ii) the occurrence of any Event of Default. The LIBOR Margin shall be three and one-half percent (3.50%) per annum as of the First Amendment Effective Date and shall remain at such rate until receipt by the Agent of the next quarterly Certificate of Compliance.

              (e) By deleting the definition of "Rigs" and substituting the following in lieu thereof:

                     "Rigs shall mean the ATWOOD FALCON, the VICKSBURG, the
              SEAHAWK and the ATWOOD SOUTHERN CROSS and any other offshore drilling rigs acceptable to the Banks which may be mortgaged to the Banks from time to time by the Borrower or any Guarantor as Collateral under this Agreement or the Guaranties."

              (f) By deleting the definition of "Security Instruments" and substituting the following in lieu thereof:

                     "Security Instruments shall mean, this Agreement, the First
              Naval Mortgages executed by Borrower and a Guarantor, the First Ship Mortgages executed by Borrower and a Guarantor, the Assignments of Insurance, the Assignments of Charter Hire, Drilling Contracts, Revenues and Earnings executed by Borrower and the Guarantors, the Guaranties and other collateral documents covering all such Collateral, such documents to be in form and substance satisfactory to Agent."

              (g) By deleting the definition of "Unused Commitment Fee Rate" and substituting the following in lieu thereof:

                     "Unused Commitment Fee Rate shall be:

                     (i) one-half of one percent (.50%) per annum whenever
              Atwood's ratio of Consolidated Funded Debt to Consolidated EBITDA is greater than 3.25 to 1.0; or

                     (ii) three-eighths of one percent (.375%) per annum
              whenever Atwood's ratio of Consolidated Funded Debt to Consolidated EBITDA is equal to or less than 3.25 to 1.0.

              The Unused Commitment Fee shall be calculated by Agent quarterly upon the earlier of (i) receipt by Agent of Borrower's Certificate of Compliance provided pursuant to Section 11(b) hereof or (ii) the occurrence of any Event of Default. The Unused Commitment Fee shall be one-half of one percent (.50%) per annum as of the First Amendment Effective Date and shall remain at such rate until receipt by the Agent of the next quarterly Certificate of Compliance.

       3. Section 6 of the Credit Agreement is hereby amended in the following respects:

              (a) By deleting all references therein to "Guarantor".

              (b) By deleting the last unnumbered paragraph thereof and substituting the following in lieu thereof:

                     "In addition to the foregoing, Borrower shall also (i)
              grant to the Banks, a pledge on all of its accounts, accounts receivable, contracts, rights, intangibles, inventory and other assets and (ii) provide the Guaranties."

       4. Section 11 of the Credit Agreement is hereby amended in the following respects:

              (a) Subsection 11(d) of the Credit Agreement is hereby deleted and the following inserted in lieu thereof:

                     "(d) Fleet Employment Report. As soon as available, and in any event within twenty-one (21) days after the end of each month, the monthly fleet employment report of Borrower setting forth the location, charter, term, and rate for all offshore drilling rigs owned or managed by Borrower or its Subsidiaries as of the date of such report, such reports to be in form and substance satisfactory to Agent; and"

              (b) Subsection 11(e) of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                     "(e) Annual Appraisals. Provide with each Certificate of
              Compliance required to be furnished for the fiscal quarter ended each June 30th pursuant to Section 11(b) hereof, an annual desktop appraisal of the Rigs prepared by an independent appraisal firm or offshore drilling brokerage firm chosen by the Agent and reasonably acceptable to the Borrower."

              (c) By the addition of a new Subsection 11(y) thereto as follows:

                     "(y) Mortgages. Within a reasonable time after the First
              Amendment Effective Date, provide the Agent with a (i) First Naval Mortgage appropriate for filing in the necessary filing jurisdictions in Panama covering the SEAHAWK, (ii) a First Ship Mortgage in form appropriate for filing with the appropriate authorities and in the necessary filing jurisdictions in Australia covering the ATWOOD SOUTHERN CROSS, and (iii) Assignments of Insurance, Assignments of Charter, Hire, Drilling Contracts, Revenues and Earnings covering both such Rigs, said First Naval Mortgage, First Ship Mortgage and Assignments to be in form and substance satisfactory to the Agent. The Borrower hereby agrees at the request of Agent based upon Agent's review of the then current financial condition and contract status of Atwood and its Subsidiaries, to mortgage or cause to be mortgaged, the ATWOOD BEACON to the Banks within thirty (30) days after receipt of delivery of the said ATWOOD BEACON by Borrower or any of its Subsidiaries from the shipyard."

       5. Section 12 of the Credit Agreement is hereby amended by deleting Subsection 12(c) thereof and substituting the following in lieu thereof:

              "(c) Funded Debt to EBITDA. The Borrower will not allow its ratio of (i) Consolidated Funded Debt to (ii) Consolidated EBITDA to be greater than (A) 5.0 to 1.0 as of the end of any fiscal quarter from December 31, 2002, (B) 4.75 to 1.0 as of March 31, 2003, (C) 4.25 to 1.0 as of June
       30, 2003, and (D) 2.75 to 1.0 as of September 30, 2003 and as of the end of each fiscal quarter thereafter."

       6. Except to the extent its provisions are specifically amended, modified or superseded by this First Amendment, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Credit Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants (except to the extent that such representations and warranties related solely to an earlier date). Except to the extent its provisions are specifically amended, modified or superseded by this First Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower and the Banks.

       7. This First Amendment shall be effective as of the date first above written, but only upon the satisfaction of the conditions precedent set forth in Paragraph 8 hereof (the "First Amendment Effective Date").

       8. The obligations of Banks under this First Amendment shall be subject to the following conditions precedent:

              (a) Execution and Delivery. The Borrower shall have executed and delivered this First Amendment, and the additional Security Instruments required by the Banks, and other required documents, all in form and substance satisfactory to the Agent;

              (b) Execution and Delivery by Guarantor. Each Guarantor shall have executed and delivered to Agent this First Amendment, and certain Security Instruments, including, without limitation, the Guaranty of Malaysia, and other required documents, all in form and substance satisfactory to Agent;

              (c) Legal Opinions. The Agent shall have received from Borrower's and the Guarantors' U.S., Cayman Islands, Panamanian, Australian and Malaysian legal counsel a favorable legal opinion in form and substance satisfactory to the Agent;

              (d) Corporate Resolutions. The Agent shall have received appropriate certified corporate resolutions of Borrower, Atwood, Australia and Malaysia and the general partner of Deep Seas;

              (e) Good Standing. The Agent shall have received evidence of existence and good standing of the Borrower and the Guarantors except for Australia which shall provide a certified copy of its annual report;

              (f) Articles of Incorporation and Bylaws. The Agent shall have received copies of any amendments to the Articles of Incorporation of Atwood and the General Partner of Deep Seas made since February 20, 2002, certified by the Secretary of State of the State of its incorporation, and copies of any amendment to the bylaws of Atwood and the General Partner of Deep Seas made since February 20, 2002 certified by Atwood and the General Partner of Deep Seas as being true, correct and complete;

              (g) Incumbency. The Agent shall have received a signed certificate of Borrower and each Guarantor (in the case of Deep Seas, of its general partner), certifying the names of the officers or other representatives of Borrower and each Guarantor authorized to sign loan documents on behalf of such Borrower and each Guarantor, together with the true signatures of each such officer. The Agent may conclusively rely on such certificate until the Agent receives a further certificate of Borrower or either Guarantor canceling or amending the prior certificate and submitting signatures of the officers or other representatives, named in such further certificate;

              (h) Memorandum and Articles of Association. The Agent shall have received copies of any amendment to the Memorandum and Articles of Association of Borrower, since February 20, 2002 certified by the appropriate Governmental Authority, and a copy of any amendment to the bylaws of Borrower, certified by Borrower as being a true, correct and complete copy thereof;

              (i) Confirmation of Class. The Agent shall have received satisfactory confirmation of class certificate for the Rigs from the American Bureau of Shipping dated within thirty (30) days of the Effective Date showing the Rigs to be classified as indicated on Exhibit 1 attached hereto dated within thirty (30) days of the Effective Date;

              (j) Appraisal. The Agent shall have received initial desk top appraisals of the SEAHAWK and the ATWOOD SOUTHERN CROSS prepared by an independent appraisal firm or offshore drilling rig brokerage firm acceptable to the Agent, said appraisal to be satisfactory to the Agent, provided, however, that the SEAHAWK shall have an appraised fair market value of at least $40,000,000 and the ATWOOD SOUTHERN CROSS shall have an appraised fair market value of at least $30,000,000;

              (k) Payment of Fees. The Agent shall have received payment in full of all fees due at the Effective Date;

              (l) Insurance. Agent shall have received copies of all of Borrower's insurance on the Rigs, including but not limited to hull and machinery insurance, protection and indemnity insurance and pollution insurance, all in form and substance satisfactory to the Agent and its insurance consultant;

              (m) Representations and Warranties. The representations and warranties of the Borrower under this First Amendment are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date);

              (n) No Event of Default. No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default.

              (o) Other Documents. The Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Agent or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Agent;

              (p) Legal Matters. All legal matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for the Agent retained at the expense of Borrower.

       9. Borrower hereby represents and warrants that all factual information heretofore and contemporaneously furnished by or on behalf of Borrower to Agent for purposes of or in connection with this First Amendment does not contain any untrue statement of a material fact or omit to state any material fact necessary to keep the statements contained herein or therein from being materially misleading. Each of the foregoing representations and warranties shall constitute a representation and warranty of Borrower made under the Credit Agreement, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time given. Each of the representations and warranties made under the Credit Agreement (including those made herein) shall survive and not be waived by the execution and delivery of this First Amendment or any investigation by Banks.

       10. The Borrower agrees to indemnify and hold harmless the Banks and their respective officers, employees, agents, attorneys and representatives (singularly, an "Indemnified Party", and collectively, the "Indemnified Parties") from and against any loss, cost, liability, damage or expense (including the reasonable fees and out-of-pocket expenses of counsel to the Banks, including all local counsel hired by such counsel) ("Claim") incurred by the Banks in investigating or preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of any commenced or threatened litigation, administrative proceeding or investigation under any federal securities law, federal or state environmental law, or any other statute of any jurisdiction, or any regulation, or at common law or otherwise, which is alleged to arise out of or is based upon any acts, practices or omissions or alleged acts, practices or omissions of the Borrower or its agents or arises in connection with the duties, obligations or performance of the Indemnified Parties in negotiating, preparing, executing, accepting, keeping, completing, countersigning, issuing, selling, delivering, releasing, assigning, handling, certifying, processing or receiving or taking any other action with respect to the Loan Documents and all documents, items and materials contemplated thereby even if any of the foregoing arises out of an Indemnified Party's ordinary negligence. The indemnity set forth herein shall be in addition to any other obligations or liabilities of the Borrower to the Banks hereunder or at common law or otherwise, and shall survive any termination of this First Amendment, the expiration of the Loan and the payment of all indebtedness of the Borrower to the Banks hereunder and under the Notes, provided that the Borrower shall have no obligation under this section to the Banks with respect to any of the foregoing arising out of the gross negligence or willful misconduct of the Banks. If any Claim is asserted against any Indemnified Party, the Indemnified Party shall endeavor to notify the Borrower of such Claim (but failure to do so shall not affect the indemnification herein made except to the extent of the actual harm caused by such failure). The Indemnified Party shall have the right to employ, at the Borrower's expense, counsel of the Indemnified Parties' choosing and to control the defense of the Claim. The Borrower may at its own expense also participate in the defense of any Claim. Each Indemnified Party may employ separate counsel in connection with any Claim to the extent such Indemnified Party believes it reasonably prudent to protect such Indemnified Party. THE PARTIES INTEND FOR THE PROVISIONS OF THIS SECTION TO APPLY TO AND PROTECT EACH INDEMNIFIED PARTY FROM THE CONSEQUENCES OF STRICT LIABILITY IMPOSED OR THREATENED TO BE IMPOSED ON ANY INDEMNIFIED PARTY AS WELL AS FROM THE CONSEQUENCES OF ITS OWN NEGLIGENCE, WHETHER OR NOT THAT NEGLIGENCE IS THE SOLE, CONTRIBUTING, OR CONCURRING CAUSE OF ANY CLAIM.

       11. This First Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

       12. WRITTEN CREDIT AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

       13. Each Guarantor hereby consents to the execution of this First Amendment by the Borrower and reaffirms its guaranty of all of the obligations of the Borrower to the Banks. Borrower and Guarantor acknowledge and agree that the renewal, extension and amendment of the Credit Agreement shall not be considered a novation of account or new contract but that all existing rights, titles, powers, and estates in favor of the Banks constitute valid and existing obligations in favor of the Banks. Borrower and each Guarantor hereby confirm and agree that (a) neither the execution of this First Amendment or any other Loan Document nor the consummation of the transactions described herein and therein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and the Guarantors under the Loan Documents and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect. Each Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in its Guaranty the due and punctual payment and performance of any and all amounts and obligations owed to the Banks under the Credit Agreement or the other Loan Documents.

         IN WITNESS WHEREOF, the parties have caused this First Amendment to Credit Agreement to be duly executed as of the date first above written.

                                       BORROWER:

                                       ATWOOD OCEANICS PACIFIC LIMITED
                                       a Cayman Islands company


                                       By: /s/ Michael A. Cardenas
                                           -------------------------------------
                                       Name: Michael A. Cardenas
                                           -------------------------------------
                                       Title: Vice President / Treasurer
                                           -------------------------------------

                                       GUARANTORS:

                                       ATWOOD OCEANICS, INC.,
                                       a Texas corporation


                                       By: /s/ James M. Holland
                                           -------------------------------------
                                           James M. Holland
                                           Senior Vice President

                                       ATWOOD DEEP SEAS, LTD.,
                                       a Texas limited partnership

                                       By:      Atwood Hunter Co.,
                                                its general partner


                                       By: /s/ James M. Holland
                                           -------------------------------------
                                           James M. Holland
                                           Vice President

                                      ATWOOD OCEANICS AUSTRALIA PTY
                                      LIMITED, an Australian corporation

                                      By: /s/ James Grant
                                           -------------------------------------
                                      Name:    James Grant
                                           -------------------------------------
                                      Title:   Attorney under Power
                                           -------------------------------------

                                      ATWOOD OCEANICS (M) SDN. BHD
                                      a Malaysian corporation


                                      By: /s/ Michael A. Cardenas
                                           -------------------------------------
                                      Name: Michael A. Cardenas
                                           -------------------------------------
                                      Title:   Director

                                      BANK ONE, NA, a national
                                      banking association (Main
                                      Office Chicago) as a Bank
                                      and as Administrative Agent


                                      By: /s/ Kenneth J. Fatur
                                          -------------------------------------
                                          Kenneth J. Fatur
                                          Director, Capital Markets

                                      CREDIT LYONNAIS, NEW YORK BRANCH
                                      as a Bank and as Syndication Agent


                                      By:
                                           -------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                           -------------------------------------

                                      FORTIS CAPITAL CORP.
                                      as a Bank and as Syndication Agent


                                      By:      /s/ Suein Engh
                                               ---------------------------------
                                      Name:    Suein Engh
                                               ---------------------------------
                                      Title:   Managing Director
                                               ---------------------------------


                                      By:      /s/ Cha Tobias Backer
                                               ---------------------------------
                                      Name:    Cha Tobias Backer
                                               ---------------------------------
                                      Title:   Vice President
                                               ---------------------------------

                                      NORDEA, ACTING THROUGH NORDEA BANK
                                      FINLAND PLC, NEW YORK BRANCH, as a Bank
                                      and as Documentation Agent


                                      By:      /s/ Anne Engen
                                               ---------------------------------
                                      Name:    Anne Engen
                                               ---------------------------------
                                      Title:   Vice President
                                               ---------------------------------



                                      By:      /s/ Ronny Bjorandal
                                               ---------------------------------
                                      Name:    Ronny Bjorandal
                                               ---------------------------------
                                      Title:   Vice President
                                               ---------------------------------

                                      THE BANK OF TOKYO-MITSUBISHI, LTD.


                                      By:
                                               ---------------------------------
                                      Name:
                                               ---------------------------------
                                      Title:
                                               ---------------------------------

                                      CREDIT AGRICOLE INDOSUEZ


                                      By:      /s/ Isabelle Billecocq
                                               ---------------------------------
                                      Name:    Isabelle Billecocq
                                               ---------------------------------
                                      Title:   Assistant Vice President
                                               ---------------------------------


                                      By:      /s/ Maryvonne Dourver
                                               ---------------------------------
                                      Name:    Maryvonne Dourver
                                               ---------------------------------
                                      Title:   Vice President
                                               ---------------------------------

                                  NATEXIS BANQUES POPULAIRES


                                  By:      /s/ Timothy L. Polvado
                                           ---------------------------------
                                  Name:    Timothy L. Polvado
                                           ---------------------------------
                                  Title:   Vice President and General Manager
                                           ---------------------------------



                                  By:      /s/ Renaud J. d'Herbes
                                           ---------------------------------
                                  Name:    Renaud J. d'Herbes
                                           ---------------------------------
                                  Title:   Senior Vice President and
                                           Regional Manager
                                           ---------------------------------

                                      MIZUHO CORPORATE BANK


                                      By:      /s/ Hirofumi Sugano
                                               ---------------------------------
                                      Name:    Hirofumi Sugano
                                               ---------------------------------
                                      Title:   Senior Vice President
                                               ---------------------------------

                                      WHITNEY NATIONAL BANK


                                      By:      /s/ Harry C. Stahel
                                               ---------------------------------
                                      Name:    Harry C. Stahel
                                               ---------------------------------
                                      Title:   Senior Vice President
                                               ---------------------------------


                                      By:
                                               ---------------------------------
                                      Name:
                                               ---------------------------------
                                      Title:
                                               ---------------------------------

                                    EXHIBIT 1

VESSEL                                      CLASSIFICATION
------                                      --------------
ATWOOD FALCON                               Maltese Cross A1 Column Stabilized Drilling Unit
SEAHAWK                                     Maltese Cross A1 Column Stabilized Unit
VICKSBURG                                   Maltese Cross A1 Self Evaluating Drilling Unit
ATWOOD SOUTHERN CROSS                       A1 Column Stabilized Drilling Unit